Investor Presentation January 8, 2026 Indivior, Powering Recovery, Renewing Hope. Exhibit 99.2

IMPORTANT CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation contains certain statements that are forward-looking. Forward-looking statements include, among other things, express and implied statements regarding: the Company’s financial guidance for both 2025 and 2026, including total net revenue, SUBLOCADE® net revenue, Non-GAAP gross margin, Non-GAAP operating expenses, Non-GAAP SG&A, R&D expenses, and Adjusted EBITDA; expected future operating expense savings; expected future increases in dispensed units and cash flow; our expectation that we can grow and accelerate SUBLOCADE net revenue, generate immediate accretion from profitability and cash flow growth exceeding revenue growth, and leverage strengthened financial profile to acquire next growth drivers; potential future patents that might be awarded; expectations of increased LAI usage; our product development pipeline and potential future products, the timing of clinical trials, expectations regarding regulatory approval of such product candidates, the timing of such approvals, and the timing of commercial launch of such products or product candidates, and eventual annual revenues of such future products; and other statements containing the words "believe," "anticipate," "plan," "expect," "intend," "estimate," "forecast," “strategy,” “target,” “guidance,” “outlook,” “potential,” "project," "priority," "may," "will," "should," "would," "could," "can," the negatives thereof, and variations thereon and similar expressions. By their nature, forward-looking statements involve risks and uncertainties as they relate to events or circumstances that may or may not occur in the future. Actual results may differ materially from those expressed or implied in these forward-looking statements due to a number of factors, including: lower than expected future sales of our products; greater than expected impacts from competition; unanticipated costs including the effects of potential tariffs and potential retaliatory tariffs; whether we are able to identify efficiencies and fund additional investments that we expect to generate increased revenue, and the timing of such actions; market acceptance of long-acting injectables; and the results of pending and future clinical trials, and the decisions of relevant regulators. For additional information about some of the risks and important factors that could affect our future results and financial condition, see "Risk Factors" in our Annual Report on Form 10-K filed March 3, 2025, in our Quarterly Reports on Forms 10-Q filed May 1, 2025, July 31, 2025, and October 30, 2025, our other filings with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date that they are made and should be regarded solely as our current plans, estimates and beliefs. Except as required by law, we do not undertake and specifically decline any obligation to update, republish or revise forward-looking statements to reflect future events or circumstances or to reflect the occurrences of unanticipated events. INVESTOR PRESENTATION | January 2026

LONGSTANDING LEADERSHIP IN THE TREATMENT OF OPIOID USE DISORDER 20+ Years of leadership in OUD treatment Long history of helping people achieve long-term recovery from opioid use disorder (OUD) through accessible, science-driven care 465K+ Patients treated SUBLOCADE® is a durable growth driver and is the #1 prescribed, first-in-class, monthly subcutaneous long-acting injectable (LAI) medication for the treatment of moderate to severe OUD $1.2B Revenue expected in 20251 Strong financial position and poised to accelerate SUBLOCADE and grow adjusted EBITDA and cash flow at a faster rate INVESTOR PRESENTATION | JANUARY 2026 1. Based on financial guidance ranges provided by Indivior in its press release on Form 8-K filed with the SEC on October 30, 2025.

EXECUTING THE INDIVIOR ACTION AGENDA AND ENTERING 2026 AS A FOCUSED, SIMPLIFIED AND STRONGER INDIVIOR New operating model in place to drive significant bottom-line growth and cash flow generation Improved financial profile and strength enables capital allocation optionality INVESTOR PRESENTATION | JANUARY 2026 Sharpened focus on highest growth opportunity – U.S. SUBLOCADE

THE INDIVIOR ACTION AGENDA I II III Grow U.S. SUBLOCADE net revenue Simplify the organization and establish “go-forward” operating model Determine actions and investments necessary to expand LAI penetration in U.S. BMAT category to accelerate U.S. SUBLOCADE net revenue Accelerate U.S. SUBLOCADE dispense unit and net revenue throughout 2026 Immediately accelerate adjusted EBITDA and cash flow at a faster rate  Phase II – Accelerate (Began Jan. 2026) Leverage strengthened financial profile to acquire next growth drivers Phase III – Breakout (H2’26 – Beyond) Phase I – Generate Momentum (Completed) LAI: long-acting injectable. BMAT: buprenorphine medication assisted treatment. INVESTOR PRESENTATION | JANUARY 2026

COMPLETED PHASE I – GENERATE MOMENTUM Grew SUBLOCADE in the U.S. 1. Based on financial guidance ranges provided by Indivior in its press release on Form 8-K filed with the SEC on October 30, 2025. LSE: London Stock Exchange. DOJ: Department of Justice. DTC: direct-to-consumer. Simplified the organization and established “go-forward” operating model Determined actions and investments necessary to expand LAI penetration in U.S. BMAT category to accelerate U.S. SUBLOCADE net revenue SUBLOCADE Net Revenue Growth Completed LSE delisting Consolidated operating footprint Restructured R&D and Medical Affairs organizations Discontinued sales and marketing support of OPVEE® Optimized the Rest of World business Eliminated legacy DOJ obligation Received shareholder approval of U.S. redomicile At least $150m in annual expense savings expected in 2026 Launched new DTC campaign in October 2025 Omnichannel patient activation initiative 1 2 3 INVESTOR PRESENTATION | JANUARY 2026 +10%

ENTERED PHASE II – ACCELERATE – ON JANUARY 1, 2026

1

Accelerate U.S. SUBLOCADE

Total SUBLOCADE Net Revenue



+10%
+11%
$756m
$835m1
$925m2
2024
2025E
2026E

Expect to accelerate SUBLOCADE dispense unit growth from **~7%** in 2025 to the **mid-teens** in 2026

2

Immediately accelerate adjusted EBITDA and cash generation at a faster rate than revenue

Adjusted EBITDA[3]



+15%
+35%
$358m
$410m1
$555m2
2024
2025E
2026E

~$300m in cash flow from operations expected in 2026[4]

INDIVIOR

1. Based on financial guidance ranges provided by Indivior in its press release on Form 8-K filed with the SEC on October 30, 2025. 2. Based on financial guidance ranges provided by Indivior in its press release on Form 8-K filed with the SEC on January 8, 2026. 3. Adjusted EBITDA is a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix for reconciliation. For non-GAAP guidance items, the Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these non-GAAP guidance metrics to their corresponding GAAP equivalents are not available without unreasonable effort; See slides 8 for details. 4. Excludes cash flows from investing and financing activities.

INVESTOR PRESENTATION | JANUARY 2026 7

2026 FINANCIAL GUIDANCE Guidance Range1 YoY Change2 Commentary Total Net Revenue $1,125m - $1,195m -3% U.S. SUBOXONE Film pressure; ROW optimization; PERSERIS® run-off; cessation of OPVEE® promotion SUBLOCADE Net Revenue $905m - $945m +11% Acceleration of U.S. SUBLOCADE dispense unit growth to mid-teens Non-GAAP Operating Expenses3 $430m - $450m -26% At least $150m in operating expense savings Adjusted EBITDA3 $535m - $575m +35% Margin expansion of 14 percentage pts. to 48% INVESTOR PRESENTATION | JANUARY 2026 1. Based on financial data provided by Indivior in its press release on Form 8-K filed with the SEC on January 8, 2026. 2. Represents the midpoint of 2026 guidance ranges compared to the midpoint of 2025 guidance ranges provided by Indivior in its press release on Form 8-K filed with the SEC on October 30, 2025. 3. For non-GAAP guidance items, the Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these non-GAAP guidance metrics to their corresponding GAAP equivalents are not available without unreasonable effort; See slides 24 to 26 for details.

SUBLOCADE®

SIGNIFICANT OPPORTUNITY TO INCREASE USE OF LAI BUPRENORPHINE MEDICATIONS IN THE TREATMENT OF OUD

8.9m[1]

Misuse opioids in U.S.
(Total Addressable Market)

5.9m[1]

OUD diagnosed in U.S.
(Service Addressable Market)

2.0m[2]

Received Buprenorphine Medication Assisted Treatment (BMAT)


2.0m[2]
BMAT

~8%

Current LAI usage in BMAT population allows for significant potential expansion

20-30%

HCPs expect LAI usage to increase to 20-30% of the BMAT population[3]

1. 2023 NSDUH Annual National Report (SAMSHA). 2. Symphony and Indivior analytics, patient treated over the last twelve months. 3. HCP Survey conducted Q3 2024. N=400 HCP and patients combined in qual and quant.

INDIVIOR

INVESTOR PRESENTATION | JANUARY 2026 10

#1 prescribed LAI in the U.S. Over 465K lives treated The only once-monthly LAI with rapid initiation on day 1 Significant IP with 12 orange-book listed patents to 2031-20381; pursuing 6 additional U.S. patent applications with potential expirations from 2035-2044 SUBLOCADE: A DURABLE GROWTH ASSET WITH IP PROTECTION TO 2031-2038 SUBLOCADE NET REVENUE +23% CAGR INVESTOR PRESENTATION | JANUARY 2026 1. Patent expiring in 2038 is for 300mg/1.5ML dose - 11 other orange book patents expire 2031-2035. 2. Represents trailing twelve months of estimated patients in treatment. 3. Based on financial guidance ranges provided by Indivior in its press release on Form 8-K filed with the SEC on October 30, 2025. 4. Based on financial guidance ranges provided by Indivior in its press release on Form 8-K filed with the SEC on January 8, 2026. TTM SUBLOCADE PATIENTS

STRONG FUNDAMENTALS POSITION SUBLOCADE FOR GROWTH

BROAD PAYOR ACCESS FOR SUBLOCADE


~88%

Coverage in Medicaid and Commercial

- Simple single prior authorization (PA)
- PA is label aligned
- 95% of people in the SUBLOCADE copay program pay $0

HIGH INTENT TO PRESCRIBE[1]

74% of HCPs consider SUBLOCADE to be appropriate for patients with severe OUD

83% of HCPs consider SUBLOCADE to be appropriate for patients burdened by daily drug-taking

HCPs prescribing SUBLOCADE report that they will prescribe to **30%** more patients over the next 18 months

GROWING SUBLOCADE PRESCRIBER BASE[2]


3,419
4,893
6,653
7,945
8,568
2021
2022
2023
2024
Q3'25

PRESCRIBING DEPTH IMPROVING: HCPS WITH 5+ SUBLOCADE PATIENTS[2]


1,220
1,975
2,750
3,128
3,375
2021
2022
2023
2024
Q3'25

INDIVIOR

1. Indivior Internal Marketing – Q3 2025 Healthcare Practitioner ATU study. 2. Active count of prescribing HCPs; excludes delisted and Specialty HCPs. Represents trailing twelve months.

INVESTOR PRESENTATION | JANUARY 2026 12

INITIATIVES TO ACCELERATE SUBLOCADE GROWTH INVESTOR PRESENTATION | JANUARY 2026 Unlocking Access Through Policy Leadership Advance state and federal policies that support durable access to increase long-term adoption of LAIs Activate advocates to accelerate access, reduce system barriers and increase awareness Committed to investing at sustained levels to expand LAI penetration  in U.S. BMAT category to accelerate U.S. SUBLOCADE net revenue Expanding Patient Awareness and Engagement Increase patient awareness of SUBLOCADE and LAI category Launched DTC Campaign ("Move Forward in Recovery") in October 2025 Improving Commercial Execution Strengthen field force messaging and productivity Accelerate growth with commercial patients Drive awareness of updated label and unique rapid initiation

SUBCLOCADE ON TRACK TO ACCELERATE IN 2026 WITH CONSUMER ACTIVATION EFFORTS

ACCELERATION IN NEW PATIENT STARTS

+25% Growth in new patient starts from November 2024 to November 2025

ADOPTION OF NEW PATIENTS RECEIVING ACCELERATED SECOND DOSE


~8%

Percent of new patients receiving accelerated dose **more than doubled** from August 2025 to October 2025

19% increase in new patients starting on accelerated dose in October 2025 vs. September 2025

POSITIVE EARLY INDICATORS OF DIRECT-TO-CONSUMER ACTIVATION

2x Increase in average daily search volume in October and November 2025 compared to January – September 2025

+80% Growth in FASTP Physician Locator usage vs. pre-National TV Launch

All Time High CRM engagement by patients November QTD

INDIVIOR

Source: Indivior internal analytics.
FASTP: Find a SUBLOCADE Treatment Provider. CRM: Customer Relationship Management.

INVESTOR PRESENTATION | JANUARY 2026 14

Pipeline

OUD FOCUSED PIPELINE

Trial	Patients & Population	Design	Primary Endpoints	Completion	Patent Protection
INDV-6001 3-month long-acting buprenorphine Phase II **NCT06576843**	**122 Patients** Moderate to severe OUD	Multiple dose Phase II PK study	Evaluate PK, safety and tolerability of INDV-6001 following multiple doses in participants with OUD	Last Patient Last Visit **Q4 2025**	2037-2043
INDV-2000 Selective Orexin-1 receptor antagonist (oral tablet) Phase II **NCT06384157**	**300 Patients** Moderate to severe OUD	Placebo or 3 dosing regimes of INDV-2000	Efficacy – Proportion (probability) of patients without treatment failure[1] by the end of week 12	Last Patient Last Visit **Q4 2025**	2035-2037

1. Treatment failure defined as either one of two criteria: (1) Urine Drug Screen positive for opioids, or fentanyl on 4 consecutive assessments while participants are on INDV-2000 or placebo alone, (2) Discontinued INDV-2000 or placebo prematurely.

INDIVIOR
INVESTOR PRESENTATION | JANUARY 2026
16

Financials

Adjusted EBITDA margin4 EXECUTION AGAINST THE INDIVIOR ACTION AGENDA DRIVES STRONG FINANCIAL PERFORMANCE GROWING SUBLOCADE NET REVENUE EXPANDING ADJUSTED EBITDA3 +10% +11% +15% +35% INVESTOR PRESENTATION | JANUARY 2026 1. Based on financial guidance ranges provided by Indivior in its press release on Form 8-K filed with the SEC on October 30, 2025. 2. Based on financial guidance ranges provided by Indivior in its press release on Form 8-K filed with the SEC on January 8, 2026. 3. Adjusted EBITDA is a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix for reconciliation. For non-GAAP guidance items, the Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these non-GAAP guidance metrics to their corresponding GAAP equivalents are not available without unreasonable effort; See slides 24 to 26 for details. 4. Adjusted EBITDA margin is adjusted EBITDA divided by total revenue.

BOTTOM-LINE EXPANSION DRIVEN BY SIMPLIFIED OPERATING MODEL

Simplification Actions to Generate Savings

Completed LSE delisting	**Consolidated** operating footprint
Restructured R&D and Medical Affairs organizations	**Discontinued** sales and marketing support of OPVEE
Optimized The Rest of World business	**Received** Shareholder approval of U.S. redomicile

Expect at Least $150m in Non-GAAP Operating Expense Savings in 2026[1,2]



~$60m reduction
~$150m reduction
$655m
$593m
$440m
2024
2025E
2026E

1. Financial guidance ranges provided by Indivior in its press release on Form 8-K filed with the SEC on October 30, 2025, and January 8, 2026. 2. For non-GAAP guidance items, the Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these non-GAAP guidance metrics to their corresponding GAAP equivalents are not available without unreasonable effort; See slides 24 to 26 for details.

INDIVIOR | INVESTOR PRESENTATION | JANUARY 2026 | 19

1. Excludes cash flows from investing and financing activities. 2. Defined as Net Debt as of September 30, 2025, of $287m, divided by Adjusted EBITDA for September 2025 trailing 12 months of $361m; See Non-GAAP Financial Measures in the Appendix for reconciliation on slide 26. SIGNIFICANT CASH FLOWS AND STRONG BALANCE SHEET ENABLE CAPITAL ALLOCATION OPTIONALITY INVESTOR PRESENTATION | JANUARY 2026 $473m in cash and investments as of 9/30/25 ~$300m in cash flow from operations expected in 20261 $295m Payment to DOJ on 11/20/25 eliminated legacy matter 0.8x leverage ratio2 DEBT MANAGEMENT $350m term loan maturing in 2030 with $50m revolving credit facility SHARE REPURCHASES ~$400m of share repurchases conducted since 2021 at average weighted price of $14.60 BUSINESS DEVELOPMENT Earning our way to Phase III of Indivior Action Agenda – Breakout – to acquire next commercial stage growth drivers

Summary

DELIVERING ON STRATEGIC PRIORITIES TO ACCELERATE IN 2026 Maximize the potential of the business Create long-term value for shareholders INVESTOR PRESENTATION | JANUARY 2026 Make a positive difference in the lives of people living with OUD

Appendix

FY 2024 NON-GAAP OPERATING EXPENSE RECONCILIATION INVESTOR PRESENTATION | JANUARY 2026 Columns may not foot due to rounding. Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Reconciliation: IFRS to GAAP exceptionals within operating profit Q4 Reclassification US GAAP Operating Profit $73.209536594165002 $-,119.2966617134996 $33.694954031548903 $44.122005667998202 $31.729834580212504 IFRS exceptionals within operating profit 335 -2.8991669999999998 Debt refinance deferred costs write down (reclassified from SG&A exceptionals account back to interest expense) Adjustments within cost of sales Amortisation of acquired intangibles -11 Amortization of acquired intangibles 0 0 0 0 0 Perseris inventory write-ups 0 Discontinuation of sales & promotion of PERSERIS 0 32 10 -2 40 Note 1 Perseris intangible impairment -9 Total adjustments within cost of sales 0 32 10 -2 40 Click intangible impairment -7 Adjustments within SG&A 0 Aelis intangible impairment -28 Discontinuation of sales & promotion of PERSERIS 3 9 0 12 Note 2 Optima filler 1 Impairment of products in development 0 0 0 GAAP exceptionals within operating profit 281 Acquisition-related costs 2 2 0 0 4 check 0 U.S. listing costs 0 4 0 0 4 Restructuring - severance and other 0 0 0 12 12 1 different to IFRS re Optima filler Debt refinancing costs 0 0 0 4 4 Total adjustments within SG&A 2 9 9 16 36 Adjustments within Legal Legal costs/provision 0 160 36 -1 195 Total adjustments within Legal 0 160 36 -1 195 Adjustments within IPR&D Optima filler 1 1 Total adjustments within R&D 0 0 0 1 1 Adjustments within R&D Click contract termination fee 0 0 0 4 4 Total adjustments within R&D 0 0 0 4 4 Adjustments within net other operating income 0 Mark-to-market on equity investments 0 0 5 0 5 Income recognized in relation to a supply agreement 0 0 0 0 0 Insurance reimbursement 0 0 0 0 0 Total adjustments within other net operating income 0 0 5 0 5 Total adjustments within operating profit 2 201 60 18 281 GAAP Adjusted Operating Profit $75.209536594165002 $81.703338286500397 $93.694954031548903 $62.122005667998202 $312.72983458021253 1 Inventory write-ups (gain in IFRS) are not included in US GAAP financials. Difference between IFRS and GAAP COGS exceptionals is inventory write-ups (ie effect is additional exceptionals expense for GAAP Q2 $1m, Q3 $2m, Q4 $2m) 2 $2m severance recorded in Q2 vs Q3 for GAAP, timing difference only. No impact on full year. 42222 COGS exceptionals 8.0715786742299997E-2 32.590125518868099 10.68720459 -2.5122844623255998 40.8457614332848 76202 SG&A exceptionals 1.74639251 166.71154881000001 47.890584429999997 10.272734659629601 226.6212604096296 76203SG&A exceptionals 0 2.0943420000000001 3.2298322599999998 12.1310416278366 17.455215887836601 Total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 19.891491825140601 284.92223773075102 Reclass debt def costs amortisation -2.8991669999999998 -2.8991669999999998 Adjusted total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 16.992324825140603 282.02307073075104 check total -0.17289170325769998 0.39601632886811444 1.8076212799999993 -1.0076751748593971 1.0230707307510443 Reconciliation of EBITDA GAAP-------------------------------------------------------------------- IFRS--------------------- Q2 2025 Q1 2025 FY 2024 FY 2023 FY 2022 FY 2021 FY 2020 Net Income 18 47 7 -126 -42 205 -148 Revised 10Q Add Back: Interest Income -6 -4 -23 -43 -19 -4 -9 10K Interest Expense 15 12 41 35 27 27 26 10K Income Tax Expense / (Benefit) 44 11 13 -19 -43 -15 -25 Revised 10Q Non-GAAP adjustments in Operations 6 3 280 265 297 -25 244 IFRS to GAAP file Dep/Amort (excluding ROU Amort) 3 3 16 11 9 15 18 10K; 2021 Press Release - excluding ROU from Priyanka file Share-Based Compensation Expense 8 6 24 21 16 11 8 10K Opiant Transaction 162 Total Adjustments 70 31 351 432 287 9 262 EBITDA 88 78 358 306 245 214 114 Match 310? FY 2023 Income Statement: IFRS to US GAAP Bridge FY 2023 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $1,093 0 0 Net revenue $1,093 Cost of sales -,186 12 0 Cost of sales -,174 Gross profit 907 12 0 Gross profit 919 Selling, general & administrative -,811 3 239 Selling, general & administrative -,569 Research & development -,106 -,171 161.56400000000002 Research & development -,116 0 0 -,161.56400000000002 Acquired in-process research & development -,161.56400000000002 0 0 -,239 Litigation settlement expenses -,239 Other operating income 6 3 0 Other operating income 9 Operating profit -4 -,153 0 Income from operations -,156 Finance income 43 0 0 Interest income 43 Finance expense -38 3 0 Interest expense -35 Net finance expense 5 3 0 Interest expense, net 8 0 0 0 Other income 0 Profit before taxation 1 -,150 0 Income before income taxes -,149 Income tax benefit 1 21 0 Provision for income taxes 22 Net income $2 -,129 0 Net income $-,127 Diluted EPS $0.01 Diluted EPS $-0.95 IFRS Net Income $2 US GAAP Net Income $-,127 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 8 Amortization of acquired intangibles 0 Total adjustments within cost of sales 8 Total adjustments within cost of sales 0 Adjustments within cost of SG&A Adjustments within cost of SG&A Legal costs/provision 240 Legal costs/provision 240 -1 Acquisition-related costs 22 Acquisition-related costs 22 537 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 268 Total adjustments within SG&A 268 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement -3 Income recognized in relation to a supply agreement -3 Insurance reimbursement 0 Insurance reimbursement 0 Total adjustments within other net operating income -3 Total adjustments within other net operating income -3 Total adjustments before taxes 273 Total adjustments before taxes 265 Adjustments within tax Adjustments within tax Tax on adjustments -63 Tax on adjustments -61 Tax adjustments 11 Tax adjustments 3 Total adjustments within tax -52 Total adjustments within tax -58 Total adjustments 221 Total adjustments 207 IFRS Adjusted Net Income $223 GAAP Adjusted Net Income $80 Adjusted Diluted EPS $1.57 Adjusted Diluted EPS $0.56000000000000005 * - Columns and rows may not add and may change in final reporting due to rounding Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 TTM Total Gross Debt 350 341 Net income (loss) 61.4 -97.293182069999986 21.5 21 7 47 18.101428300000002 107.60142830000001 Adjustments: 0 0 0 0 0 0 0 0 Interest income -7 -5.6497671480000005 -5 -5 -23 -4 -5.7200703859999997 -19.720070386 Interest expense 9 8.5183084099999995 11 13 41 12 15.398883060000001 51.398883060000003 Income tax expense (benefit) 11 -23.352700989999999 8 17 13 11 44.203073189999998 80.203073189999998 Depreciation/amortization (excluding ROU amortization) 3.1248689999999999 4 3.6567029999999998 5.8588120000000004 16.348337000000001 3 2.5500189999999998 15.065534 Non-GAAP adjustments in operating income 2 201 60 17 280 3 5.7477989999999997 85.747799000000001 Share-based compensation expense 6 6 6 6 24 6 7.9809182120000006 25.980918211999999 Total Adjustments 24.124869 190.51584027200002 83.656702999999993 53.858812 351.34833700000001 31 70.16062207600001 238.676137076 0 0 0 0 0 0 0 0 Adjusted EBITDA 85.524868999999995 93.222658202000005 105.15670299999999 74.858812 358.34833700000001 78 88.262050376000005 346.27756537599998 Adjusted Leverage 0.97670329079830498 0.98475914727461644 TTM FY Q2'2024 Q3'2024 Q4'2025 Q1'2025 TTM US 254 261 251 222 988 0.84444444444444444 US 1008 0.84848484848484851 ROW 45 46 47 44 182 0.15555555555555556 ROW 179 0.15067340067340068 299 307 298 266 1170 1188 Total Sublocade 192 191 194 176 753 0.64358974358974363 Total Sublocade 756 0.64615384615384619 PERSERIS 13 8 9 4 34 2.9% PERSERIS 40 3.4% OPVEE 15 15 1.3% OPVEE 15 1.3% ROW - Ex 32 33 33 31 129 0.11025641025641025 ROW - Ex 127 0.10854700854700855 SUBOXONE 62 60 62 55 239 0.20427350427350427 SUBOXONE 250 0.21367521367521367 299 307 298 266 1170 100.0% 1188 1.0153846153846153 FY 2022 Income Statement: IFRS to US GAAP Bridge FY 2022 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $901 0 0 Net revenue $901 Cost of sales -,159 8 0 Cost of sales -,151 Gross profit 742 8 0 Gross profit 749 Selling, general & administrative -,763 -2 296 Selling, general & administrative -,469 Research & development -72 -2 0 Research & development -74 0 0 0 Acquired in-process research & development 0 0 0 -,296 Litigation settlement expenses -,296 Other operating income 8 0 0 Other operating income 8 Operating profit -85 4 0 Income from operations -81 Finance income 19 0 0 Interest income 19 Finance expense -29 2 0 Interest expense -27 Net finance expense -10 2 0 Interest expense, net -8 0 0 0 Other income 0 Profit before taxation -95 6 0 Income before income taxes -89 Income tax benefit 42 3 0 Provision for income taxes 44 Net income $-53 9 0 Net income -44 Diluted EPS $-0.38 Diluted EPS $-0.32 IFRS Net Income $-53 US GAAP Net Income $-44 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 0 Amortization of acquired intangibles $0 Total adjustments within cost of sales 0 Total adjustments within cost of sales 0 Adjustments within SG&A Adjustments within SG&A Legal costs/provision 296 Legal costs/provision 296 Acquisition-related costs 0 Acquisition-related costs 0 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 302 Total adjustments within SG&A 302 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement 0 Income recognized in relation to a supply agreement 0 Insurance reimbursement -5 Insurance reimbursement -5 Total adjustments within other net operating income -5 Total adjustments within other net operating income -5 Total adjustments before taxes 297 Total adjustments before taxes 297 Adjustments within tax Adjustments within tax Tax on adjustments -57 Tax on adjustments -57 Tax adjustments -18 Tax adjustments -20 Total adjustments within tax -75 Total adjustments within tax -77 Total adjustments 222 Total adjustments 220 IFRS Adjusted Net Income $169 GAAP Adjusted Net Income $176 Adjusted diluted EPS $1.1599999999999999 Adjusted diluted EPS $1.21 * - Columns and rows may not add and may change in final reporting due to rounding Reconciliation of Net Income to Non-GAAP Operating Income ($m) GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Net Income 7 -126 -42 205 -148 Revised 10Q Net Finance Income -23 -43 -19 -4 -9 10K Net Finance Expense 41 35 27 27 26 10K Income Tax Expense 13 -19 -43 -15 -25 Revised 10Q Total Adjustments 281 265 297 -25 244 2021-2020 from press Q4 2021 press release - total exceptionals Acquired In-process R&D 1 162 - - - Non-GAAP Operating Income 320 274 220 188 88 Net Revenue 1,188 1,093 901 791 647 Non-GAAP Operating Margin 0.26936026936026936 0.25068618481244281 0.24417314095449499 0.23767383059418457 0.13601236476043277 Reconciliation of Non-GAAP operating expenses GAAP-------------------------------- IFRS-------------------- ($ in mil.) 2024 2023 2022 2021 2020 Total Operating Expenses, net 919 1072 827 451 706 Other operating expense (income), net -4 9 8 32 - Acquired In-process R&D -1 -161.56400000000002 - - - Non-GAAP adjustments -235 -268 -302 -6 -244 Share based compesation -24 -22 -16 -11 -8 Non-GAAP operating expenses 655 630.43599999999992 517 466 454 Net Revenue 1,188 1,093 901 791 647 Non-GAAP operating expense % 0.55134680134680136 0.5767941445562671 0.57380688124306323 0.58912768647281921 0.70170015455950541 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Reconciliation: IFRS to GAAP exceptionals within operating profit Q4 Reclassification US GAAP Operating Profit $73.209536594165002 $-,119.2966617134996 $33.694954031548903 $44.122005667998202 $31.729834580212504 IFRS exceptionals within operating profit 335 -2.8991669999999998 Debt refinance deferred costs write down (reclassified from SG&A exceptionals account back to interest expense) Adjustments within cost of sales Amortisation of acquired intangibles -11 Amortization of acquired intangibles 0 0 0 0 0 Perseris inventory write-ups 0 Discontinuation of sales & promotion of PERSERIS 0 32 10 -2 40 Note 1 Perseris intangible impairment -9 Total adjustments within cost of sales 0 32 10 -2 40 Click intangible impairment -7 Adjustments within SG&A 0 Aelis intangible impairment -28 Discontinuation of sales & promotion of PERSERIS 3 9 0 12 Note 2 Optima filler 1 Impairment of products in development 0 0 0 GAAP exceptionals within operating profit 281 Acquisition-related costs 2 2 0 0 4 check 0 U.S. listing costs 0 4 0 0 4 Restructuring - severance and other 0 0 0 12 12 1 different to IFRS re Optima filler Debt refinancing costs 0 0 0 4 4 Total adjustments within SG&A 2 9 9 16 36 Adjustments within Legal Legal costs/provision 0 160 36 -1 195 Total adjustments within Legal 0 160 36 -1 195 Adjustments within IPR&D Optima filler 1 1 Total adjustments within R&D 0 0 0 1 1 Adjustments within R&D Click contract termination fee 0 0 0 4 4 Total adjustments within R&D 0 0 0 4 4 Adjustments within net other operating income 0 Mark-to-market on equity investments 0 0 5 0 5 Income recognized in relation to a supply agreement 0 0 0 0 0 Insurance reimbursement 0 0 0 0 0 Total adjustments within other net operating income 0 0 5 0 5 Total adjustments within operating profit 2 201 60 18 281 GAAP Adjusted Operating Profit $75.209536594165002 $81.703338286500397 $93.694954031548903 $62.122005667998202 $312.72983458021253 1 Inventory write-ups (gain in IFRS) are not included in US GAAP financials. Difference between IFRS and GAAP COGS exceptionals is inventory write-ups (ie effect is additional exceptionals expense for GAAP Q2 $1m, Q3 $2m, Q4 $2m) 2 $2m severance recorded in Q2 vs Q3 for GAAP, timing difference only. No impact on full year. 42222 COGS exceptionals 8.0715786742299997E-2 32.590125518868099 10.68720459 -2.5122844623255998 40.8457614332848 76202 SG&A exceptionals 1.74639251 166.71154881000001 47.890584429999997 10.272734659629601 226.6212604096296 76203SG&A exceptionals 0 2.0943420000000001 3.2298322599999998 12.1310416278366 17.455215887836601 Total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 19.891491825140601 284.92223773075102 Reclass debt def costs amortisation -2.8991669999999998 -2.8991669999999998 Adjusted total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 16.992324825140603 282.02307073075104 check total -0.17289170325769998 0.39601632886811444 1.8076212799999993 -1.0076751748593971 1.0230707307510443 Reconciliation of EBITDA GAAP-------------------------------------------------------------------- IFRS--------------------- Q2 2025 Q1 2025 FY 2024 FY 2023 FY 2022 FY 2021 FY 2020 Net Income 18 47 7 -126 -42 205 -148 Revised 10Q Add Back: Interest Income -6 -4 -23 -43 -19 -4 -9 10K Interest Expense 15 12 41 35 27 27 26 10K Income Tax Expense / (Benefit) 44 11 13 -19 -43 -15 -25 Revised 10Q Non-GAAP adjustments in Operations 6 3 280 265 297 -25 244 IFRS to GAAP file Dep/Amort (excluding ROU Amort) 3 3 16 11 9 15 18 10K; 2021 Press Release - excluding ROU from Priyanka file Share-Based Compensation Expense 8 6 24 21 16 11 8 10K Opiant Transaction 162 Total Adjustments 70 31 351 432 287 9 262 EBITDA 88 78 358 306 245 214 114 Match 310? FY 2023 Income Statement: IFRS to US GAAP Bridge FY 2023 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $1,093 0 0 Net revenue $1,093 Cost of sales -,186 12 0 Cost of sales -,174 Gross profit 907 12 0 Gross profit 919 Selling, general & administrative -,811 3 239 Selling, general & administrative -,569 Research & development -,106 -,171 161.56400000000002 Research & development -,116 0 0 -,161.56400000000002 Acquired in-process research & development -,161.56400000000002 0 0 -,239 Litigation settlement expenses -,239 Other operating income 6 3 0 Other operating income 9 Operating profit -4 -,153 0 Income from operations -,156 Finance income 43 0 0 Interest income 43 Finance expense -38 3 0 Interest expense -35 Net finance expense 5 3 0 Interest expense, net 8 0 0 0 Other income 0 Profit before taxation 1 -,150 0 Income before income taxes -,149 Income tax benefit 1 21 0 Provision for income taxes 22 Net income $2 -,129 0 Net income $-,127 Diluted EPS $0.01 Diluted EPS $-0.95 IFRS Net Income $2 US GAAP Net Income $-,127 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 8 Amortization of acquired intangibles 0 Total adjustments within cost of sales 8 Total adjustments within cost of sales 0 Adjustments within cost of SG&A Adjustments within cost of SG&A Legal costs/provision 240 Legal costs/provision 240 -1 Acquisition-related costs 22 Acquisition-related costs 22 537 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 268 Total adjustments within SG&A 268 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement -3 Income recognized in relation to a supply agreement -3 Insurance reimbursement 0 Insurance reimbursement 0 Total adjustments within other net operating income -3 Total adjustments within other net operating income -3 Total adjustments before taxes 273 Total adjustments before taxes 265 Adjustments within tax Adjustments within tax Tax on adjustments -63 Tax on adjustments -61 Tax adjustments 11 Tax adjustments 3 Total adjustments within tax -52 Total adjustments within tax -58 Total adjustments 221 Total adjustments 207 IFRS Adjusted Net Income $223 GAAP Adjusted Net Income $80 Adjusted Diluted EPS $1.57 Adjusted Diluted EPS $0.56000000000000005 * - Columns and rows may not add and may change in final reporting due to rounding Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 TTM Total Gross Debt 350 341 Net income (loss) 61.4 -97.293182069999986 21.5 21 7 47 18.101428300000002 107.60142830000001 Adjustments: 0 0 0 0 0 0 0 0 Interest income -7 -5.6497671480000005 -5 -5 -23 -4 -5.7200703859999997 -19.720070386 Interest expense 9 8.5183084099999995 11 13 41 12 15.398883060000001 51.398883060000003 Income tax expense (benefit) 11 -23.352700989999999 8 17 13 11 44.203073189999998 80.203073189999998 Depreciation/amortization (excluding ROU amortization) 3.1248689999999999 4 3.6567029999999998 5.8588120000000004 16.348337000000001 3 2.5500189999999998 15.065534 Non-GAAP adjustments in operating income 2 201 60 17 280 3 5.7477989999999997 85.747799000000001 Share-based compensation expense 6 6 6 6 24 6 7.9809182120000006 25.980918211999999 Total Adjustments 24.124869 190.51584027200002 83.656702999999993 53.858812 351.34833700000001 31 70.16062207600001 238.676137076 0 0 0 0 0 0 0 0 Adjusted EBITDA 85.524868999999995 93.222658202000005 105.15670299999999 74.858812 358.34833700000001 78 88.262050376000005 346.27756537599998 Adjusted Leverage 0.97670329079830498 0.98475914727461644 TTM FY Q2'2024 Q3'2024 Q4'2025 Q1'2025 TTM US 254 261 251 222 988 0.84444444444444444 US 1008 0.84848484848484851 ROW 45 46 47 44 182 0.15555555555555556 ROW 179 0.15067340067340068 299 307 298 266 1170 1188 Total Sublocade 192 191 194 176 753 0.64358974358974363 Total Sublocade 756 0.64615384615384619 PERSERIS 13 8 9 4 34 2.9% PERSERIS 40 3.4% OPVEE 15 15 1.3% OPVEE 15 1.3% ROW - Ex 32 33 33 31 129 0.11025641025641025 ROW - Ex 127 0.10854700854700855 SUBOXONE 62 60 62 55 239 0.20427350427350427 SUBOXONE 250 0.21367521367521367 299 307 298 266 1170 100.0% 1188 1.0153846153846153 FY 2022 Income Statement: IFRS to US GAAP Bridge FY 2022 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $901 0 0 Net revenue $901 Cost of sales -,159 8 0 Cost of sales -,151 Gross profit 742 8 0 Gross profit 749 Selling, general & administrative -,763 -2 296 Selling, general & administrative -,469 Research & development -72 -2 0 Research & development -74 0 0 0 Acquired in-process research & development 0 0 0 -,296 Litigation settlement expenses -,296 Other operating income 8 0 0 Other operating income 8 Operating profit -85 4 0 Income from operations -81 Finance income 19 0 0 Interest income 19 Finance expense -29 2 0 Interest expense -27 Net finance expense -10 2 0 Interest expense, net -8 0 0 0 Other income 0 Profit before taxation -95 6 0 Income before income taxes -89 Income tax benefit 42 3 0 Provision for income taxes 44 Net income $-53 9 0 Net income -44 Diluted EPS $-0.38 Diluted EPS $-0.32 IFRS Net Income $-53 US GAAP Net Income $-44 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 0 Amortization of acquired intangibles $0 Total adjustments within cost of sales 0 Total adjustments within cost of sales 0 Adjustments within SG&A Adjustments within SG&A Legal costs/provision 296 Legal costs/provision 296 Acquisition-related costs 0 Acquisition-related costs 0 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 302 Total adjustments within SG&A 302 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement 0 Income recognized in relation to a supply agreement 0 Insurance reimbursement -5 Insurance reimbursement -5 Total adjustments within other net operating income -5 Total adjustments within other net operating income -5 Total adjustments before taxes 297 Total adjustments before taxes 297 Adjustments within tax Adjustments within tax Tax on adjustments -57 Tax on adjustments -57 Tax adjustments -18 Tax adjustments -20 Total adjustments within tax -75 Total adjustments within tax -77 Total adjustments 222 Total adjustments 220 IFRS Adjusted Net Income $169 GAAP Adjusted Net Income $176 Adjusted diluted EPS $1.1599999999999999 Adjusted diluted EPS $1.21 * - Columns and rows may not add and may change in final reporting due to rounding Reconciliation of Net Income to Non-GAAP Operating Income ($m) GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Net Income 7 -126 -42 205 -148 Revised 10Q Net Finance Income -23 -43 -19 -4 -9 10K Net Finance Expense 41 35 27 27 26 10K Income Tax Expense 13 -19 -43 -15 -25 Revised 10Q Total Adjustments 281 265 297 -25 244 2021-2020 from press Q4 2021 press release - total exceptionals Acquired In-process R&D 1 162 - - - Non-GAAP Operating Income 320 274 220 188 88 Net Revenue 1,188 1,093 901 791 647 Non-GAAP Operating Margin 0.26936026936026936 0.25068618481244281 0.24417314095449499 0.23767383059418457 0.13601236476043277 Reconciliation of Non-GAAP operating expenses GAAP-------------------------------- IFRS-------------------- ($ in mil.) 2024 2023 2022 2021 2020 Total Operating Expenses, net 919 1072 827 451 706 Other operating expense (income), net -4 9 8 32 - Acquired In-process R&D -1 -161.56400000000002 - - - Non-GAAP adjustments -235 -268 -302 -6 -244 Share based compesation -24 -22 -16 -11 -8 Non-GAAP operating expenses 655 630.43599999999992 517 466 454 Net Revenue 1,188 1,093 901 791 647 Non-GAAP operating expense % 0.55134680134680136 0.5767941445562671 0.57380688124306323 0.58912768647281921 0.70170015455950541

FY 2022–2024 ADJUSTED EBITDA RECONCILIATIONS INVESTOR PRESENTATION | JANUARY 2026 Columns may not foot due to rounding. Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Reconciliation: IFRS to GAAP exceptionals within operating profit Q4 Reclassification US GAAP Operating Profit $73.209536594165002 $-,119.2966617134996 $33.694954031548903 $44.122005667998202 $31.729834580212504 IFRS exceptionals within operating profit 335 -2.8991669999999998 Debt refinance deferred costs write down (reclassified from SG&A exceptionals account back to interest expense) Adjustments within cost of sales Amortisation of acquired intangibles -11 Amortization of acquired intangibles 0 0 0 0 0 Perseris inventory write-ups 0 Discontinuation of sales & promotion of PERSERIS 0 32 10 -2 40 Note 1 Perseris intangible impairment -9 Total adjustments within cost of sales 0 32 10 -2 40 Click intangible impairment -7 Adjustments within SG&A 0 Aelis intangible impairment -28 Discontinuation of sales & promotion of PERSERIS 3 9 0 12 Note 2 Optima filler 1 Impairment of products in development 0 0 0 GAAP exceptionals within operating profit 281 Acquisition-related costs 2 2 0 0 4 check 0 U.S. listing costs 0 4 0 0 4 Restructuring - severance and other 0 0 0 12 12 1 different to IFRS re Optima filler Debt refinancing costs 0 0 0 4 4 Total adjustments within SG&A 2 9 9 16 36 Adjustments within Legal Legal costs/provision 0 160 36 -1 195 Total adjustments within Legal 0 160 36 -1 195 Adjustments within IPR&D Optima filler 1 1 Total adjustments within R&D 0 0 0 1 1 Adjustments within R&D Click contract termination fee 0 0 0 4 4 Total adjustments within R&D 0 0 0 4 4 Adjustments within net other operating income 0 Mark-to-market on equity investments 0 0 5 0 5 Income recognized in relation to a supply agreement 0 0 0 0 0 Insurance reimbursement 0 0 0 0 0 Total adjustments within other net operating income 0 0 5 0 5 Total adjustments within operating profit 2 201 60 18 281 GAAP Adjusted Operating Profit $75.209536594165002 $81.703338286500397 $93.694954031548903 $62.122005667998202 $312.72983458021253 1 Inventory write-ups (gain in IFRS) are not included in US GAAP financials. Difference between IFRS and GAAP COGS exceptionals is inventory write-ups (ie effect is additional exceptionals expense for GAAP Q2 $1m, Q3 $2m, Q4 $2m) 2 $2m severance recorded in Q2 vs Q3 for GAAP, timing difference only. No impact on full year. 42222 COGS exceptionals 8.0715786742299997E-2 32.590125518868099 10.68720459 -2.5122844623255998 40.8457614332848 76202 SG&A exceptionals 1.74639251 166.71154881000001 47.890584429999997 10.272734659629601 226.6212604096296 76203SG&A exceptionals 0 2.0943420000000001 3.2298322599999998 12.1310416278366 17.455215887836601 Total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 19.891491825140601 284.92223773075102 Reclass debt def costs amortisation -2.8991669999999998 -2.8991669999999998 Adjusted total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 16.992324825140603 282.02307073075104 check total -0.17289170325769998 0.39601632886811444 1.8076212799999993 -1.0076751748593971 1.0230707307510443 ($ in mil.) 2024 2023 2022 Net Income 7 -126 -42 Revised 10Q Add Back: Interest Income -23 -43 -19 10K Interest Expense 41 35 27 10K Income Tax Expense / (Benefit) 13 -19 -43 Revised 10Q Non-GAAP adjustments in Operations 280 265 297 IFRS to GAAP file Dep/Amort (excluding ROU Amort) 16 11 9 10K; 2021 Press Release - excluding ROU from Priyanka file Share-Based Compensation Expense 24 21 16 10K Opiant Transaction 162 Total Adjustments 351 432 287 Adjusted EBITDA 358 306 245 Net Revenue 1188 1093 901 Adjusted EBITDA Margin 0.30134680134680136 0.2799634034766697 0.27192008879023305 FY 2023 Income Statement: IFRS to US GAAP Bridge FY 2023 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $1,093 0 0 Net revenue $1,093 Cost of sales -,186 12 0 Cost of sales -,174 Gross profit 907 12 0 Gross profit 919 Selling, general & administrative -,811 3 239 Selling, general & administrative -,569 Research & development -,106 -,171 161.56400000000002 Research & development -,116 0 0 -,161.56400000000002 Acquired in-process research & development -,161.56400000000002 0 0 -,239 Litigation settlement expenses -,239 Other operating income 6 3 0 Other operating income 9 Operating profit -4 -,153 0 Income from operations -,156 Finance income 43 0 0 Interest income 43 Finance expense -38 3 0 Interest expense -35 Net finance expense 5 3 0 Interest expense, net 8 0 0 0 Other income 0 Profit before taxation 1 -,150 0 Income before income taxes -,149 Income tax benefit 1 21 0 Provision for income taxes 22 Net income $2 -,129 0 Net income $-,127 Diluted EPS $0.01 Diluted EPS $-0.95 IFRS Net Income $2 US GAAP Net Income $-,127 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 8 Amortization of acquired intangibles 0 Total adjustments within cost of sales 8 Total adjustments within cost of sales 0 Adjustments within cost of SG&A Adjustments within cost of SG&A Legal costs/provision 240 Legal costs/provision 240 -1 Acquisition-related costs 22 Acquisition-related costs 22 537 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 268 Total adjustments within SG&A 268 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement -3 Income recognized in relation to a supply agreement -3 Insurance reimbursement 0 Insurance reimbursement 0 Total adjustments within other net operating income -3 Total adjustments within other net operating income -3 Total adjustments before taxes 273 Total adjustments before taxes 265 Adjustments within tax Adjustments within tax Tax on adjustments -63 Tax on adjustments -61 Tax adjustments 11 Tax adjustments 3 Total adjustments within tax -52 Total adjustments within tax -58 Total adjustments 221 Total adjustments 207 IFRS Adjusted Net Income $223 GAAP Adjusted Net Income $80 Adjusted Diluted EPS $1.57 Adjusted Diluted EPS $0.56000000000000005 * - Columns and rows may not add and may change in final reporting due to rounding Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 TTM Total Gross Debt 350 341 Net income (loss) 61.4 -97.293182069999986 21.5 21 7 47 18.101428300000002 107.60142830000001 Adjustments: 0 0 0 0 0 0 0 0 Interest income -7 -5.6497671480000005 -5 -5 -23 -4 -5.7200703859999997 -19.720070386 Interest expense 9 8.5183084099999995 11 13 41 12 15.398883060000001 51.398883060000003 Income tax expense (benefit) 11 -23.352700989999999 8 17 13 11 44.203073189999998 80.203073189999998 Depreciation/amortization (excluding ROU amortization) 3.1248689999999999 4 3.6567029999999998 5.8588120000000004 16.348337000000001 3 2.5500189999999998 15.065534 Non-GAAP adjustments in operating income 2 201 60 17 280 3 5.7477989999999997 85.747799000000001 Share-based compensation expense 6 6 6 6 24 6 7.9809182120000006 25.980918211999999 Total Adjustments 24.124869 190.51584027200002 83.656702999999993 53.858812 351.34833700000001 31 70.16062207600001 238.676137076 0 0 0 0 0 0 0 0 Adjusted EBITDA 85.524868999999995 93.222658202000005 105.15670299999999 74.858812 358.34833700000001 78 88.262050376000005 346.27756537599998 Adjusted Leverage 0.97670329079830498 0.98475914727461644 TTM FY Q2'2024 Q3'2024 Q4'2025 Q1'2025 TTM US 254 261 251 222 988 0.84444444444444444 US 1008 0.84848484848484851 ROW 45 46 47 44 182 0.15555555555555556 ROW 179 0.15067340067340068 299 307 298 266 1170 1188 Total Sublocade 192 191 194 176 753 0.64358974358974363 Total Sublocade 756 0.64615384615384619 PERSERIS 13 8 9 4 34 2.9% PERSERIS 40 3.4% OPVEE 15 15 1.3% OPVEE 15 1.3% ROW - Ex 32 33 33 31 129 0.11025641025641025 ROW - Ex 127 0.10854700854700855 SUBOXONE 62 60 62 55 239 0.20427350427350427 SUBOXONE 250 0.21367521367521367 299 307 298 266 1170 100.0% 1188 1.0153846153846153 FY 2022 Income Statement: IFRS to US GAAP Bridge FY 2022 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $901 0 0 Net revenue $901 Cost of sales -,159 8 0 Cost of sales -,151 Gross profit 742 8 0 Gross profit 749 Selling, general & administrative -,763 -2 296 Selling, general & administrative -,469 Research & development -72 -2 0 Research & development -74 0 0 0 Acquired in-process research & development 0 0 0 -,296 Litigation settlement expenses -,296 Other operating income 8 0 0 Other operating income 8 Operating profit -85 4 0 Income from operations -81 Finance income 19 0 0 Interest income 19 Finance expense -29 2 0 Interest expense -27 Net finance expense -10 2 0 Interest expense, net -8 0 0 0 Other income 0 Profit before taxation -95 6 0 Income before income taxes -89 Income tax benefit 42 3 0 Provision for income taxes 44 Net income $-53 9 0 Net income -44 Diluted EPS $-0.38 Diluted EPS $-0.32 IFRS Net Income $-53 US GAAP Net Income $-44 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 0 Amortization of acquired intangibles $0 Total adjustments within cost of sales 0 Total adjustments within cost of sales 0 Adjustments within SG&A Adjustments within SG&A Legal costs/provision 296 Legal costs/provision 296 Acquisition-related costs 0 Acquisition-related costs 0 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 302 Total adjustments within SG&A 302 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement 0 Income recognized in relation to a supply agreement 0 Insurance reimbursement -5 Insurance reimbursement -5 Total adjustments within other net operating income -5 Total adjustments within other net operating income -5 Total adjustments before taxes 297 Total adjustments before taxes 297 Adjustments within tax Adjustments within tax Tax on adjustments -57 Tax on adjustments -57 Tax adjustments -18 Tax adjustments -20 Total adjustments within tax -75 Total adjustments within tax -77 Total adjustments 222 Total adjustments 220 IFRS Adjusted Net Income $169 GAAP Adjusted Net Income $176 Adjusted diluted EPS $1.1599999999999999 Adjusted diluted EPS $1.21 * - Columns and rows may not add and may change in final reporting due to rounding Reconciliation of Net Income to Non-GAAP Operating Income ($m) GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Net Income 7 -126 -42 205 -148 Revised 10Q Net Finance Income -23 -43 -19 -4 -9 10K Net Finance Expense 41 35 27 27 26 10K Income Tax Expense 13 -19 -43 -15 -25 Revised 10Q Total Adjustments 281 265 297 -25 244 2021-2020 from press Q4 2021 press release - total exceptionals Acquired In-process R&D 1 162 - - - Non-GAAP Operating Income 320 274 220 188 88 Net Revenue 1,188 1,093 901 791 647 Non-GAAP Operating Margin 0.26936026936026936 0.25068618481244281 0.24417314095449499 0.23767383059418457 0.13601236476043277 Reconciliation of Non-GAAP operating expenses GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Total Operating Expenses, net 919 1072 827 451 706 Other operating expense (income), net -4 9 8 32 - Acquired In-process R&D -1 -161.56400000000002 - - - Non-GAAP adjustments -235 -268 -302 -6 -244 Share based compesation -24 -22 -16 -11 -8 Non-GAAP operating expenses 655 630.43599999999992 517 466 454 Net Revenue 1,188 1,093 901 791 647 Non-GAAP operating expense % 0.55134680134680136 0.5767941445562671 0.57380688124306323 0.58912768647281921 0.70170015455950541 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Reconciliation: IFRS to GAAP exceptionals within operating profit Q4 Reclassification US GAAP Operating Profit $73.209536594165002 $-,119.2966617134996 $33.694954031548903 $44.122005667998202 $31.729834580212504 IFRS exceptionals within operating profit 335 -2.8991669999999998 Debt refinance deferred costs write down (reclassified from SG&A exceptionals account back to interest expense) Adjustments within cost of sales Amortisation of acquired intangibles -11 Amortization of acquired intangibles 0 0 0 0 0 Perseris inventory write-ups 0 Discontinuation of sales & promotion of PERSERIS 0 32 10 -2 40 Note 1 Perseris intangible impairment -9 Total adjustments within cost of sales 0 32 10 -2 40 Click intangible impairment -7 Adjustments within SG&A 0 Aelis intangible impairment -28 Discontinuation of sales & promotion of PERSERIS 3 9 0 12 Note 2 Optima filler 1 Impairment of products in development 0 0 0 GAAP exceptionals within operating profit 281 Acquisition-related costs 2 2 0 0 4 check 0 U.S. listing costs 0 4 0 0 4 Restructuring - severance and other 0 0 0 12 12 1 different to IFRS re Optima filler Debt refinancing costs 0 0 0 4 4 Total adjustments within SG&A 2 9 9 16 36 Adjustments within Legal Legal costs/provision 0 160 36 -1 195 Total adjustments within Legal 0 160 36 -1 195 Adjustments within IPR&D Optima filler 1 1 Total adjustments within R&D 0 0 0 1 1 Adjustments within R&D Click contract termination fee 0 0 0 4 4 Total adjustments within R&D 0 0 0 4 4 Adjustments within net other operating income 0 Mark-to-market on equity investments 0 0 5 0 5 Income recognized in relation to a supply agreement 0 0 0 0 0 Insurance reimbursement 0 0 0 0 0 Total adjustments within other net operating income 0 0 5 0 5 Total adjustments within operating profit 2 201 60 18 281 GAAP Adjusted Operating Profit $75.209536594165002 $81.703338286500397 $93.694954031548903 $62.122005667998202 $312.72983458021253 1 Inventory write-ups (gain in IFRS) are not included in US GAAP financials. Difference between IFRS and GAAP COGS exceptionals is inventory write-ups (ie effect is additional exceptionals expense for GAAP Q2 $1m, Q3 $2m, Q4 $2m) 2 $2m severance recorded in Q2 vs Q3 for GAAP, timing difference only. No impact on full year. 42222 COGS exceptionals 8.0715786742299997E-2 32.590125518868099 10.68720459 -2.5122844623255998 40.8457614332848 76202 SG&A exceptionals 1.74639251 166.71154881000001 47.890584429999997 10.272734659629601 226.6212604096296 76203SG&A exceptionals 0 2.0943420000000001 3.2298322599999998 12.1310416278366 17.455215887836601 Total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 19.891491825140601 284.92223773075102 Reclass debt def costs amortisation -2.8991669999999998 -2.8991669999999998 Adjusted total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 16.992324825140603 282.02307073075104 check total -0.17289170325769998 0.39601632886811444 1.8076212799999993 -1.0076751748593971 1.0230707307510443 ($ in mil.) 2024 2023 2022 Net Income 7 -126 -42 Revised 10Q Add Back: Interest Income -23 -43 -19 10K Interest Expense 41 35 27 10K Income Tax Expense / (Benefit) 13 -19 -43 Revised 10Q Non-GAAP adjustments in Operations 280 265 297 IFRS to GAAP file Dep/Amort (excluding ROU Amort) 16 11 9 10K; 2021 Press Release - excluding ROU from Priyanka file Share-Based Compensation Expense 24 21 16 10K Opiant Transaction 162 Total Adjustments 351 432 287 Adjusted EBITDA 358 306 245 Net Revenue 1188 1093 901 Adjusted EBITDA Margin 0.30134680134680136 0.2799634034766697 0.27192008879023305 FY 2023 Income Statement: IFRS to US GAAP Bridge FY 2023 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $1,093 0 0 Net revenue $1,093 Cost of sales -,186 12 0 Cost of sales -,174 Gross profit 907 12 0 Gross profit 919 Selling, general & administrative -,811 3 239 Selling, general & administrative -,569 Research & development -,106 -,171 161.56400000000002 Research & development -,116 0 0 -,161.56400000000002 Acquired in-process research & development -,161.56400000000002 0 0 -,239 Litigation settlement expenses -,239 Other operating income 6 3 0 Other operating income 9 Operating profit -4 -,153 0 Income from operations -,156 Finance income 43 0 0 Interest income 43 Finance expense -38 3 0 Interest expense -35 Net finance expense 5 3 0 Interest expense, net 8 0 0 0 Other income 0 Profit before taxation 1 -,150 0 Income before income taxes -,149 Income tax benefit 1 21 0 Provision for income taxes 22 Net income $2 -,129 0 Net income $-,127 Diluted EPS $0.01 Diluted EPS $-0.95 IFRS Net Income $2 US GAAP Net Income $-,127 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 8 Amortization of acquired intangibles 0 Total adjustments within cost of sales 8 Total adjustments within cost of sales 0 Adjustments within cost of SG&A Adjustments within cost of SG&A Legal costs/provision 240 Legal costs/provision 240 -1 Acquisition-related costs 22 Acquisition-related costs 22 537 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 268 Total adjustments within SG&A 268 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement -3 Income recognized in relation to a supply agreement -3 Insurance reimbursement 0 Insurance reimbursement 0 Total adjustments within other net operating income -3 Total adjustments within other net operating income -3 Total adjustments before taxes 273 Total adjustments before taxes 265 Adjustments within tax Adjustments within tax Tax on adjustments -63 Tax on adjustments -61 Tax adjustments 11 Tax adjustments 3 Total adjustments within tax -52 Total adjustments within tax -58 Total adjustments 221 Total adjustments 207 IFRS Adjusted Net Income $223 GAAP Adjusted Net Income $80 Adjusted Diluted EPS $1.57 Adjusted Diluted EPS $0.56000000000000005 * - Columns and rows may not add and may change in final reporting due to rounding Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Q1 2025 Q2 2025 TTM Total Gross Debt 350 341 Net income (loss) 61.4 -97.293182069999986 21.5 21 7 47 18.101428300000002 107.60142830000001 Adjustments: 0 0 0 0 0 0 0 0 Interest income -7 -5.6497671480000005 -5 -5 -23 -4 -5.7200703859999997 -19.720070386 Interest expense 9 8.5183084099999995 11 13 41 12 15.398883060000001 51.398883060000003 Income tax expense (benefit) 11 -23.352700989999999 8 17 13 11 44.203073189999998 80.203073189999998 Depreciation/amortization (excluding ROU amortization) 3.1248689999999999 4 3.6567029999999998 5.8588120000000004 16.348337000000001 3 2.5500189999999998 15.065534 Non-GAAP adjustments in operating income 2 201 60 17 280 3 5.7477989999999997 85.747799000000001 Share-based compensation expense 6 6 6 6 24 6 7.9809182120000006 25.980918211999999 Total Adjustments 24.124869 190.51584027200002 83.656702999999993 53.858812 351.34833700000001 31 70.16062207600001 238.676137076 0 0 0 0 0 0 0 0 Adjusted EBITDA 85.524868999999995 93.222658202000005 105.15670299999999 74.858812 358.34833700000001 78 88.262050376000005 346.27756537599998 Adjusted Leverage 0.97670329079830498 0.98475914727461644 TTM FY Q2'2024 Q3'2024 Q4'2025 Q1'2025 TTM US 254 261 251 222 988 0.84444444444444444 US 1008 0.84848484848484851 ROW 45 46 47 44 182 0.15555555555555556 ROW 179 0.15067340067340068 299 307 298 266 1170 1188 Total Sublocade 192 191 194 176 753 0.64358974358974363 Total Sublocade 756 0.64615384615384619 PERSERIS 13 8 9 4 34 2.9% PERSERIS 40 3.4% OPVEE 15 15 1.3% OPVEE 15 1.3% ROW - Ex 32 33 33 31 129 0.11025641025641025 ROW - Ex 127 0.10854700854700855 SUBOXONE 62 60 62 55 239 0.20427350427350427 SUBOXONE 250 0.21367521367521367 299 307 298 266 1170 100.0% 1188 1.0153846153846153 FY 2022 Income Statement: IFRS to US GAAP Bridge FY 2022 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $901 0 0 Net revenue $901 Cost of sales -,159 8 0 Cost of sales -,151 Gross profit 742 8 0 Gross profit 749 Selling, general & administrative -,763 -2 296 Selling, general & administrative -,469 Research & development -72 -2 0 Research & development -74 0 0 0 Acquired in-process research & development 0 0 0 -,296 Litigation settlement expenses -,296 Other operating income 8 0 0 Other operating income 8 Operating profit -85 4 0 Income from operations -81 Finance income 19 0 0 Interest income 19 Finance expense -29 2 0 Interest expense -27 Net finance expense -10 2 0 Interest expense, net -8 0 0 0 Other income 0 Profit before taxation -95 6 0 Income before income taxes -89 Income tax benefit 42 3 0 Provision for income taxes 44 Net income $-53 9 0 Net income -44 Diluted EPS $-0.38 Diluted EPS $-0.32 IFRS Net Income $-53 US GAAP Net Income $-44 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 0 Amortization of acquired intangibles $0 Total adjustments within cost of sales 0 Total adjustments within cost of sales 0 Adjustments within SG&A Adjustments within SG&A Legal costs/provision 296 Legal costs/provision 296 Acquisition-related costs 0 Acquisition-related costs 0 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 302 Total adjustments within SG&A 302 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement 0 Income recognized in relation to a supply agreement 0 Insurance reimbursement -5 Insurance reimbursement -5 Total adjustments within other net operating income -5 Total adjustments within other net operating income -5 Total adjustments before taxes 297 Total adjustments before taxes 297 Adjustments within tax Adjustments within tax Tax on adjustments -57 Tax on adjustments -57 Tax adjustments -18 Tax adjustments -20 Total adjustments within tax -75 Total adjustments within tax -77 Total adjustments 222 Total adjustments 220 IFRS Adjusted Net Income $169 GAAP Adjusted Net Income $176 Adjusted diluted EPS $1.1599999999999999 Adjusted diluted EPS $1.21 * - Columns and rows may not add and may change in final reporting due to rounding Reconciliation of Net Income to Non-GAAP Operating Income ($m) GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Net Income 7 -126 -42 205 -148 Revised 10Q Net Finance Income -23 -43 -19 -4 -9 10K Net Finance Expense 41 35 27 27 26 10K Income Tax Expense 13 -19 -43 -15 -25 Revised 10Q Total Adjustments 281 265 297 -25 244 2021-2020 from press Q4 2021 press release - total exceptionals Acquired In-process R&D 1 162 - - - Non-GAAP Operating Income 320 274 220 188 88 Net Revenue 1,188 1,093 901 791 647 Non-GAAP Operating Margin 0.26936026936026936 0.25068618481244281 0.24417314095449499 0.23767383059418457 0.13601236476043277 Reconciliation of Non-GAAP operating expenses GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Total Operating Expenses, net 919 1072 827 451 706 Other operating expense (income), net -4 9 8 32 - Acquired In-process R&D -1 -161.56400000000002 - - - Non-GAAP adjustments -235 -268 -302 -6 -244 Share based compesation -24 -22 -16 -11 -8 Non-GAAP operating expenses 655 630.43599999999992 517 466 454 Net Revenue 1,188 1,093 901 791 647 Non-GAAP operating expense % 0.55134680134680136 0.5767941445562671 0.57380688124306323 0.58912768647281921 0.70170015455950541

Q3 2025 TTM LEVERAGE RECONCILIATION INVESTOR PRESENTATION | JANUARY 2026 1. Net Debt represents $337m of the outstanding balance of the note purchase agreement less $50m of cash. Columns may not foot due to rounding. 1 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Reconciliation: IFRS to GAAP exceptionals within operating profit Q4 Reclassification US GAAP Operating Profit $73.209536594165002 $-,119.2966617134996 $33.694954031548903 $44.122005667998202 $31.729834580212504 IFRS exceptionals within operating profit 335 -2.8991669999999998 Debt refinance deferred costs write down (reclassified from SG&A exceptionals account back to interest expense) Adjustments within cost of sales Amortisation of acquired intangibles -11 Amortization of acquired intangibles 0 0 0 0 0 Perseris inventory write-ups 0 Discontinuation of sales & promotion of PERSERIS 0 32 10 -2 40 Note 1 Perseris intangible impairment -9 Total adjustments within cost of sales 0 32 10 -2 40 Click intangible impairment -7 Adjustments within SG&A 0 Aelis intangible impairment -28 Discontinuation of sales & promotion of PERSERIS 3 9 0 12 Note 2 Optima filler 1 Impairment of products in development 0 0 0 GAAP exceptionals within operating profit 281 Acquisition-related costs 2 2 0 0 4 check 0 U.S. listing costs 0 4 0 0 4 Restructuring - severance and other 0 0 0 12 12 1 different to IFRS re Optima filler Debt refinancing costs 0 0 0 4 4 Total adjustments within SG&A 2 9 9 16 36 Adjustments within Legal Legal costs/provision 0 160 36 -1 195 Total adjustments within Legal 0 160 36 -1 195 Adjustments within IPR&D Optima filler 1 1 Total adjustments within R&D 0 0 0 1 1 Adjustments within R&D Click contract termination fee 0 0 0 4 4 Total adjustments within R&D 0 0 0 4 4 Adjustments within net other operating income 0 Mark-to-market on equity investments 0 0 5 0 5 Income recognized in relation to a supply agreement 0 0 0 0 0 Insurance reimbursement 0 0 0 0 0 Total adjustments within other net operating income 0 0 5 0 5 Total adjustments within operating profit 2 201 60 18 281 GAAP Adjusted Operating Profit $75.209536594165002 $81.703338286500397 $93.694954031548903 $62.122005667998202 $312.72983458021253 1 Inventory write-ups (gain in IFRS) are not included in US GAAP financials. Difference between IFRS and GAAP COGS exceptionals is inventory write-ups (ie effect is additional exceptionals expense for GAAP Q2 $1m, Q3 $2m, Q4 $2m) 2 $2m severance recorded in Q2 vs Q3 for GAAP, timing difference only. No impact on full year. 42222 COGS exceptionals 8.0715786742299997E-2 32.590125518868099 10.68720459 -2.5122844623255998 40.8457614332848 76202 SG&A exceptionals 1.74639251 166.71154881000001 47.890584429999997 10.272734659629601 226.6212604096296 76203SG&A exceptionals 0 2.0943420000000001 3.2298322599999998 12.1310416278366 17.455215887836601 Total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 19.891491825140601 284.92223773075102 Reclass debt def costs amortisation -2.8991669999999998 -2.8991669999999998 Adjusted total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 16.992324825140603 282.02307073075104 check total -0.17289170325769998 0.39601632886811444 1.8076212799999993 -1.0076751748593971 1.0230707307510443 Reconciliation of EBITDA GAAP-------------------------------------------------------------------- IFRS--------------------- Q2 2025 Q1 2025 FY 2024 FY 2023 FY 2022 FY 2021 FY 2020 Net Income 18 47 7 -126 -42 205 -148 Revised 10Q Add Back: Interest Income -6 -4 -23 -43 -19 -4 -9 10K Interest Expense 15 12 41 35 27 27 26 10K Income Tax Expense / (Benefit) 44 11 13 -19 -43 -15 -25 Revised 10Q Non-GAAP adjustments in Operations 6 3 280 265 297 -25 244 IFRS to GAAP file Dep/Amort (excluding ROU Amort) 3 3 16 11 9 15 18 10K; 2021 Press Release - excluding ROU from Priyanka file Share-Based Compensation Expense 8 6 24 21 16 11 8 10K Opiant Transaction 162 Total Adjustments 70 31 351 432 287 9 262 EBITDA 88 78 358 306 245 214 114 Match 310? FY 2023 Income Statement: IFRS to US GAAP Bridge FY 2023 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $1,093 0 0 Net revenue $1,093 Cost of sales -,186 12 0 Cost of sales -,174 Gross profit 907 12 0 Gross profit 919 Selling, general & administrative -,811 3 239 Selling, general & administrative -,569 Research & development -,106 -,171 161.56400000000002 Research & development -,116 0 0 -,161.56400000000002 Acquired in-process research & development -,161.56400000000002 0 0 -,239 Litigation settlement expenses -,239 Other operating income 6 3 0 Other operating income 9 Operating profit -4 -,153 0 Income from operations -,156 Finance income 43 0 0 Interest income 43 Finance expense -38 3 0 Interest expense -35 Net finance expense 5 3 0 Interest expense, net 8 0 0 0 Other income 0 Profit before taxation 1 -,150 0 Income before income taxes -,149 Income tax benefit 1 21 0 Provision for income taxes 22 Net income $2 -,129 0 Net income $-,127 Diluted EPS $0.01 Diluted EPS $-0.95 IFRS Net Income $2 US GAAP Net Income $-,127 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 8 Amortization of acquired intangibles 0 Total adjustments within cost of sales 8 Total adjustments within cost of sales 0 Adjustments within cost of SG&A Adjustments within cost of SG&A Legal costs/provision 240 Legal costs/provision 240 -1 Acquisition-related costs 22 Acquisition-related costs 22 537 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 268 Total adjustments within SG&A 268 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement -3 Income recognized in relation to a supply agreement -3 Insurance reimbursement 0 Insurance reimbursement 0 Total adjustments within other net operating income -3 Total adjustments within other net operating income -3 Total adjustments before taxes 273 Total adjustments before taxes 265 Adjustments within tax Adjustments within tax Tax on adjustments -63 Tax on adjustments -61 Tax adjustments 11 Tax adjustments 3 Total adjustments within tax -52 Total adjustments within tax -58 Total adjustments 221 Total adjustments 207 IFRS Adjusted Net Income $223 GAAP Adjusted Net Income $80 Adjusted Diluted EPS $1.57 Adjusted Diluted EPS $0.56000000000000005 * - Columns and rows may not add and may change in final reporting due to rounding ($ in mil.) Q4 2024 Q1 2025 Q2 2025 Q3 2025 TTM Net Debt 287 341 Net income (loss) 21 47 18.101428300000002 42 #REF! Adjustments: #REF! Interest income -5 -4 -5.7200703859999997 -6 #REF! Interest expense 13 12 15.398883060000001 12 #REF! Income tax expense (benefit) 17 11 44.203073189999998 -5 #REF! Depreciation/amortization (excluding ROU amortization) 5.8588120000000004 3 2.5500189999999998 2 #REF! Non-GAAP adjustments in operating income 17 3 5.7477989999999997 67 #REF! Share-based compensation expense 6 6 7.9809182120000006 6 #REF! Total Adjustments 53.858812 31 70.16062207600001 76 #REF! #REF! Adjusted EBITDA 74.858812 78 88.262050376000005 120 #REF! Adjusted Leverage 0.8 #REF! TTM FY Q2'2024 Q3'2024 Q4'2025 Q1'2025 TTM US 254 261 251 222 988 0.84444444444444444 US 1008 0.84848484848484851 ROW 45 46 47 44 182 0.15555555555555556 ROW 179 0.15067340067340068 299 307 298 266 1170 1188 Total Sublocade 192 191 194 176 753 0.64358974358974363 Total Sublocade 756 0.64615384615384619 PERSERIS 13 8 9 4 34 2.9% PERSERIS 40 3.4% OPVEE 15 15 1.3% OPVEE 15 1.3% ROW - Ex 32 33 33 31 129 0.11025641025641025 ROW - Ex 127 0.10854700854700855 SUBOXONE 62 60 62 55 239 0.20427350427350427 SUBOXONE 250 0.21367521367521367 299 307 298 266 1170 100.0% 1188 1.0153846153846153 FY 2022 Income Statement: IFRS to US GAAP Bridge FY 2022 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $901 0 0 Net revenue $901 Cost of sales -,159 8 0 Cost of sales -,151 Gross profit 742 8 0 Gross profit 749 Selling, general & administrative -,763 -2 296 Selling, general & administrative -,469 Research & development -72 -2 0 Research & development -74 0 0 0 Acquired in-process research & development 0 0 0 -,296 Litigation settlement expenses -,296 Other operating income 8 0 0 Other operating income 8 Operating profit -85 4 0 Income from operations -81 Finance income 19 0 0 Interest income 19 Finance expense -29 2 0 Interest expense -27 Net finance expense -10 2 0 Interest expense, net -8 0 0 0 Other income 0 Profit before taxation -95 6 0 Income before income taxes -89 Income tax benefit 42 3 0 Provision for income taxes 44 Net income $-53 9 0 Net income -44 Diluted EPS $-0.38 Diluted EPS $-0.32 IFRS Net Income $-53 US GAAP Net Income $-44 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 0 Amortization of acquired intangibles $0 Total adjustments within cost of sales 0 Total adjustments within cost of sales 0 Adjustments within SG&A Adjustments within SG&A Legal costs/provision 296 Legal costs/provision 296 Acquisition-related costs 0 Acquisition-related costs 0 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 302 Total adjustments within SG&A 302 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement 0 Income recognized in relation to a supply agreement 0 Insurance reimbursement -5 Insurance reimbursement -5 Total adjustments within other net operating income -5 Total adjustments within other net operating income -5 Total adjustments before taxes 297 Total adjustments before taxes 297 Adjustments within tax Adjustments within tax Tax on adjustments -57 Tax on adjustments -57 Tax adjustments -18 Tax adjustments -20 Total adjustments within tax -75 Total adjustments within tax -77 Total adjustments 222 Total adjustments 220 IFRS Adjusted Net Income $169 GAAP Adjusted Net Income $176 Adjusted diluted EPS $1.1599999999999999 Adjusted diluted EPS $1.21 * - Columns and rows may not add and may change in final reporting due to rounding Reconciliation of Net Income to Non-GAAP Operating Income ($m) GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Net Income 7 -126 -42 205 -148 Revised 10Q Net Finance Income -23 -43 -19 -4 -9 10K Net Finance Expense 41 35 27 27 26 10K Income Tax Expense 13 -19 -43 -15 -25 Revised 10Q Total Adjustments 281 265 297 -25 244 2021-2020 from press Q4 2021 press release - total exceptionals Acquired In-process R&D 1 162 - - - Non-GAAP Operating Income 320 274 220 188 88 Net Revenue 1,188 1,093 901 791 647 Non-GAAP Operating Margin 0.26936026936026936 0.25068618481244281 0.24417314095449499 0.23767383059418457 0.13601236476043277 Reconciliation of Non-GAAP operating expenses GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Total Operating Expenses, net 919 1072 827 451 706 Other operating expense (income), net -4 9 8 32 - Acquired In-process R&D -1 -161.56400000000002 - - - Non-GAAP adjustments -235 -268 -302 -6 -244 Share based compesation -24 -22 -16 -11 -8 Non-GAAP operating expenses 655 630.43599999999992 517 466 454 Net Revenue 1,188 1,093 901 791 647 Non-GAAP operating expense % 0.55134680134680136 0.5767941445562671 0.57380688124306323 0.58912768647281921 0.70170015455950541 Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 Reconciliation: IFRS to GAAP exceptionals within operating profit Q4 Reclassification US GAAP Operating Profit $73.209536594165002 $-,119.2966617134996 $33.694954031548903 $44.122005667998202 $31.729834580212504 IFRS exceptionals within operating profit 335 -2.8991669999999998 Debt refinance deferred costs write down (reclassified from SG&A exceptionals account back to interest expense) Adjustments within cost of sales Amortisation of acquired intangibles -11 Amortization of acquired intangibles 0 0 0 0 0 Perseris inventory write-ups 0 Discontinuation of sales & promotion of PERSERIS 0 32 10 -2 40 Note 1 Perseris intangible impairment -9 Total adjustments within cost of sales 0 32 10 -2 40 Click intangible impairment -7 Adjustments within SG&A 0 Aelis intangible impairment -28 Discontinuation of sales & promotion of PERSERIS 3 9 0 12 Note 2 Optima filler 1 Impairment of products in development 0 0 0 GAAP exceptionals within operating profit 281 Acquisition-related costs 2 2 0 0 4 check 0 U.S. listing costs 0 4 0 0 4 Restructuring - severance and other 0 0 0 12 12 1 different to IFRS re Optima filler Debt refinancing costs 0 0 0 4 4 Total adjustments within SG&A 2 9 9 16 36 Adjustments within Legal Legal costs/provision 0 160 36 -1 195 Total adjustments within Legal 0 160 36 -1 195 Adjustments within IPR&D Optima filler 1 1 Total adjustments within R&D 0 0 0 1 1 Adjustments within R&D Click contract termination fee 0 0 0 4 4 Total adjustments within R&D 0 0 0 4 4 Adjustments within net other operating income 0 Mark-to-market on equity investments 0 0 5 0 5 Income recognized in relation to a supply agreement 0 0 0 0 0 Insurance reimbursement 0 0 0 0 0 Total adjustments within other net operating income 0 0 5 0 5 Total adjustments within operating profit 2 201 60 18 281 GAAP Adjusted Operating Profit $75.209536594165002 $81.703338286500397 $93.694954031548903 $62.122005667998202 $312.72983458021253 1 Inventory write-ups (gain in IFRS) are not included in US GAAP financials. Difference between IFRS and GAAP COGS exceptionals is inventory write-ups (ie effect is additional exceptionals expense for GAAP Q2 $1m, Q3 $2m, Q4 $2m) 2 $2m severance recorded in Q2 vs Q3 for GAAP, timing difference only. No impact on full year. 42222 COGS exceptionals 8.0715786742299997E-2 32.590125518868099 10.68720459 -2.5122844623255998 40.8457614332848 76202 SG&A exceptionals 1.74639251 166.71154881000001 47.890584429999997 10.272734659629601 226.6212604096296 76203SG&A exceptionals 0 2.0943420000000001 3.2298322599999998 12.1310416278366 17.455215887836601 Total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 19.891491825140601 284.92223773075102 Reclass debt def costs amortisation -2.8991669999999998 -2.8991669999999998 Adjusted total exceptionals 1.8271082967423 201.39601632886811 61.807621279999999 16.992324825140603 282.02307073075104 check total -0.17289170325769998 0.39601632886811444 1.8076212799999993 -1.0076751748593971 1.0230707307510443 Reconciliation of EBITDA GAAP-------------------------------------------------------------------- IFRS--------------------- Q2 2025 Q1 2025 FY 2024 FY 2023 FY 2022 FY 2021 FY 2020 Net Income 18 47 7 -126 -42 205 -148 Revised 10Q Add Back: Interest Income -6 -4 -23 -43 -19 -4 -9 10K Interest Expense 15 12 41 35 27 27 26 10K Income Tax Expense / (Benefit) 44 11 13 -19 -43 -15 -25 Revised 10Q Non-GAAP adjustments in Operations 6 3 280 265 297 -25 244 IFRS to GAAP file Dep/Amort (excluding ROU Amort) 3 3 16 11 9 15 18 10K; 2021 Press Release - excluding ROU from Priyanka file Share-Based Compensation Expense 8 6 24 21 16 11 8 10K Opiant Transaction 162 Total Adjustments 70 31 351 432 287 9 262 EBITDA 88 78 358 306 245 214 114 Match 310? FY 2023 Income Statement: IFRS to US GAAP Bridge FY 2023 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $1,093 0 0 Net revenue $1,093 Cost of sales -,186 12 0 Cost of sales -,174 Gross profit 907 12 0 Gross profit 919 Selling, general & administrative -,811 3 239 Selling, general & administrative -,569 Research & development -,106 -,171 161.56400000000002 Research & development -,116 0 0 -,161.56400000000002 Acquired in-process research & development -,161.56400000000002 0 0 -,239 Litigation settlement expenses -,239 Other operating income 6 3 0 Other operating income 9 Operating profit -4 -,153 0 Income from operations -,156 Finance income 43 0 0 Interest income 43 Finance expense -38 3 0 Interest expense -35 Net finance expense 5 3 0 Interest expense, net 8 0 0 0 Other income 0 Profit before taxation 1 -,150 0 Income before income taxes -,149 Income tax benefit 1 21 0 Provision for income taxes 22 Net income $2 -,129 0 Net income $-,127 Diluted EPS $0.01 Diluted EPS $-0.95 IFRS Net Income $2 US GAAP Net Income $-,127 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 8 Amortization of acquired intangibles 0 Total adjustments within cost of sales 8 Total adjustments within cost of sales 0 Adjustments within cost of SG&A Adjustments within cost of SG&A Legal costs/provision 240 Legal costs/provision 240 -1 Acquisition-related costs 22 Acquisition-related costs 22 537 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 268 Total adjustments within SG&A 268 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement -3 Income recognized in relation to a supply agreement -3 Insurance reimbursement 0 Insurance reimbursement 0 Total adjustments within other net operating income -3 Total adjustments within other net operating income -3 Total adjustments before taxes 273 Total adjustments before taxes 265 Adjustments within tax Adjustments within tax Tax on adjustments -63 Tax on adjustments -61 Tax adjustments 11 Tax adjustments 3 Total adjustments within tax -52 Total adjustments within tax -58 Total adjustments 221 Total adjustments 207 IFRS Adjusted Net Income $223 GAAP Adjusted Net Income $80 Adjusted Diluted EPS $1.57 Adjusted Diluted EPS $0.56000000000000005 * - Columns and rows may not add and may change in final reporting due to rounding ($ in mil.) Q4 2024 Q1 2025 Q2 2025 Q3 2025 TTM Net Debt 287 341 Net income (loss) 21 47 18.101428300000002 42 #REF! Adjustments: #REF! Interest income -5 -4 -5.7200703859999997 -6 #REF! Interest expense 13 12 15.398883060000001 12 #REF! Income tax expense (benefit) 17 11 44.203073189999998 -5 #REF! Depreciation/amortization (excluding ROU amortization) 5.8588120000000004 3 2.5500189999999998 2 #REF! Non-GAAP adjustments in operating income 17 3 5.7477989999999997 67 #REF! Share-based compensation expense 6 6 7.9809182120000006 6 #REF! Total Adjustments 53.858812 31 70.16062207600001 76 #REF! #REF! Adjusted EBITDA 74.858812 78 88.262050376000005 120 #REF! Adjusted Leverage 0.8 #REF! TTM FY Q2'2024 Q3'2024 Q4'2025 Q1'2025 TTM US 254 261 251 222 988 0.84444444444444444 US 1008 0.84848484848484851 ROW 45 46 47 44 182 0.15555555555555556 ROW 179 0.15067340067340068 299 307 298 266 1170 1188 Total Sublocade 192 191 194 176 753 0.64358974358974363 Total Sublocade 756 0.64615384615384619 PERSERIS 13 8 9 4 34 2.9% PERSERIS 40 3.4% OPVEE 15 15 1.3% OPVEE 15 1.3% ROW - Ex 32 33 33 31 129 0.11025641025641025 ROW - Ex 127 0.10854700854700855 SUBOXONE 62 60 62 55 239 0.20427350427350427 SUBOXONE 250 0.21367521367521367 299 307 298 266 1170 100.0% 1188 1.0153846153846153 FY 2022 Income Statement: IFRS to US GAAP Bridge FY 2022 ($ millions, except per share data) US GAAP Adjustments IFRS Caption IFRS Total Change Reclassification US GAAP Caption US GAAP Total Net revenue $901 0 0 Net revenue $901 Cost of sales -,159 8 0 Cost of sales -,151 Gross profit 742 8 0 Gross profit 749 Selling, general & administrative -,763 -2 296 Selling, general & administrative -,469 Research & development -72 -2 0 Research & development -74 0 0 0 Acquired in-process research & development 0 0 0 -,296 Litigation settlement expenses -,296 Other operating income 8 0 0 Other operating income 8 Operating profit -85 4 0 Income from operations -81 Finance income 19 0 0 Interest income 19 Finance expense -29 2 0 Interest expense -27 Net finance expense -10 2 0 Interest expense, net -8 0 0 0 Other income 0 Profit before taxation -95 6 0 Income before income taxes -89 Income tax benefit 42 3 0 Provision for income taxes 44 Net income $-53 9 0 Net income -44 Diluted EPS $-0.38 Diluted EPS $-0.32 IFRS Net Income $-53 US GAAP Net Income $-44 Adjustments within cost of sales Adjustments within cost of sales Amortization of acquired intangibles 0 Amortization of acquired intangibles $0 Total adjustments within cost of sales 0 Total adjustments within cost of sales 0 Adjustments within SG&A Adjustments within SG&A Legal costs/provision 296 Legal costs/provision 296 Acquisition-related costs 0 Acquisition-related costs 0 U.S. listing costs 6 U.S. listing costs 6 Total adjustments within SG&A 302 Total adjustments within SG&A 302 Adjustments within net other operating income Adjustments within net other operating income Income recognized in relation to a supply agreement 0 Income recognized in relation to a supply agreement 0 Insurance reimbursement -5 Insurance reimbursement -5 Total adjustments within other net operating income -5 Total adjustments within other net operating income -5 Total adjustments before taxes 297 Total adjustments before taxes 297 Adjustments within tax Adjustments within tax Tax on adjustments -57 Tax on adjustments -57 Tax adjustments -18 Tax adjustments -20 Total adjustments within tax -75 Total adjustments within tax -77 Total adjustments 222 Total adjustments 220 IFRS Adjusted Net Income $169 GAAP Adjusted Net Income $176 Adjusted diluted EPS $1.1599999999999999 Adjusted diluted EPS $1.21 * - Columns and rows may not add and may change in final reporting due to rounding Reconciliation of Net Income to Non-GAAP Operating Income ($m) GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Net Income 7 -126 -42 205 -148 Revised 10Q Net Finance Income -23 -43 -19 -4 -9 10K Net Finance Expense 41 35 27 27 26 10K Income Tax Expense 13 -19 -43 -15 -25 Revised 10Q Total Adjustments 281 265 297 -25 244 2021-2020 from press Q4 2021 press release - total exceptionals Acquired In-process R&D 1 162 - - - Non-GAAP Operating Income 320 274 220 188 88 Net Revenue 1,188 1,093 901 791 647 Non-GAAP Operating Margin 0.26936026936026936 0.25068618481244281 0.24417314095449499 0.23767383059418457 0.13601236476043277 Reconciliation of Non-GAAP operating expenses GAAP-------------------------------- IFRS-------------------- 2024 2023 2022 2021 2020 Total Operating Expenses, net 919 1072 827 451 706 Other operating expense (income), net -4 9 8 32 - Acquired In-process R&D -1 -161.56400000000002 - - - Non-GAAP adjustments -235 -268 -302 -6 -244 Share based compesation -24 -22 -16 -11 -8 Non-GAAP operating expenses 655 630.43599999999992 517 466 454 Net Revenue 1,188 1,093 901 791 647 Non-GAAP operating expense % 0.55134680134680136 0.5767941445562671 0.57380688124306323 0.58912768647281921 0.70170015455950541

INVESTOR PRESENTATION | JANUARY 2026 SUBLOCADE® (buprenorphine extended-release) injection, for subcutaneous use (CIII) INDICATION SUBLOCADE is indicated for the treatment of moderate to severe opioid use disorder in patients who have initiated treatment with a single dose of a transmucosal buprenorphine product or who are already being treated with buprenorphine. SUBLOCADE should be used as part of a complete treatment plan that includes counseling and psychosocial support. HIGHLIGHTED SAFETY INFORMATION WARNING: RISK OF SERIOUS HARM OR DEATH WITH INTRAVENOUS ADMINISTRATION; SUBLOCADE RISK EVALUATION AND MITIGATION STRATEGY See full prescribing information for complete boxed warning. Serious harm or death could result if administered intravenously. SUBLOCADE is only available through a restricted program called the SUBLOCADE REMS Program. Healthcare settings and pharmacies that order and dispense SUBLOCADE must be certified in this program and comply with the REMS requirements.    CONTRAINDICATIONS Hypersensitivity to buprenorphine or any other ingredients in SUBLOCADE. WARNINGS AND PRECAUTIONS Addiction, Abuse, and Misuse: SUBLOCADE contains buprenorphine, a Schedule III controlled substance that can be abused in a manner similar to other opioids. Monitor patients for conditions indicative of diversion or progression of opioid dependence and addictive behaviors.   Respiratory Depression: Life threatening respiratory depression and death have occurred in association with buprenorphine. Warn patients of the potential danger of self-administration of benzodiazepines or other CNS depressants while under treatment with SUBLOCADE. Risk of Serious Injection Site Reactions: Likelihood of may increase with inadvertent intramuscular or intradermal administration. Evaluate and treat as appropriate. The most common injection site reactions are pain, erythema and pruritus with some involving abscess, ulceration and necrosis.   Neonatal Opioid Withdrawal Syndrome: Neonatal opioid withdrawal syndrome (NOWS) is an expected and treatable outcome of prolonged use of opioids during pregnancy.   Adrenal Insufficiency: If diagnosed, treat with physiologic replacement of corticosteroids, and wean patient off the opioid.   Risk of Opioid Withdrawal With Abrupt Discontinuation: If treatment with SUBLOCADE is discontinued, monitor patients for several months for withdrawal and treat appropriately.   Risk of Hepatitis, Hepatic Events: Monitor liver function tests prior to and during treatment.   Risk of Withdrawal in Patients Dependent on Full Agonist Opioids: Verify that patients have tolerated transmucosal buprenorphine before injecting SUBLOCADE.   Treatment of Emergent Acute Pain: Treat pain with a non-opioid analgesic whenever possible. If opioid therapy is required, monitor patients closely because higher doses may be required for analgesic effect.   ADVERSE REACTIONS Adverse reactions commonly associated with SUBLOCADE (in ≥5% of subjects) were constipation, headache, nausea, injection site pruritus, vomiting, increased hepatic enzymes, fatigue, and injection site pain.   For more information about SUBLOCADE, the full Prescribing Information including BOXED WARNING, and Medication Guide, visit www.sublocade.com.